UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2003


                                DIRECTVIEW, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                      1-1115                   04-3053538
 ----------------------------      ----------------         -------------------
 (State or other jurisdiction      (Commission File            (IRS Employer
      or incorporation)                 Number)             Identification No.)


          21218 Saint Andrews Boulevard, #323, Boca Raton Florida 33432
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (561) 988-5554
                                                           --------------

                          Boston Pacific Medical, Inc.
                 428 East 790 South, Pleasant Grove, Utah 84062
         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountants.

Sellers & Andersen ("SA"), by letter dated August 21, 2003, was dismissed as the independent accountant for Directview, Inc. (the "Company") for the reasons specified in the last paragraph of this item. SA had been the independent accountant for, and audited the financial statements of, the Company.

Since being engaged by the Company on June 27, 2002, the reports of SA on the financial statements of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's Board of Directors unanimously approved the dismissal of SA.

From June 27, 2002 through August 21, 2003, there have been no disagreements between the Company and SA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused SA to make a reference thereto in its report on the Company's financial statements for such period. During the period from June 27, 2002 through August 21, 2003, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-B).

The reports of SA on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, for the two most recent fiscal years, there were no disagreements between the Company and SA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused SA to make a reference thereto in its report on the Company's financial statements for such period.

The Company has requested that SA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not SA agrees with the above statements. This letter is attached as an exhibit to this Report on Form 8-K.

The Company engaged Sherb & Co., LLP ("SC") as its new independent accountants as of May 19, 2003 as the Company's Board of Directors determined that it would be better served by an accounting firm with more depth and resources than was available from its previous accountants. Prior to such date, the Company did not consult with SA regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by SA, or (iii) any other matter that was the subject of a disagreement between the Company and SA (as defined in Item 304 (a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 304 (a)(1)(v) of Regulation S-K).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits.

         16.1 Letter of Sellers & Andersen to the Securities and Exchange Commission Division of Corporate Finance, dated August 21, 2003.

         16.2 Letter of Sellers & Andersen to the Securities and Exchange Commission Office of the Chief Accountant, dated August 21, 2003.

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIRECTVIEW, INC.


                                        By: /s/ Jeffrey Robbins
                                            -------------------
                                        Name     Jeffrey Robbins
                                        Title:   President

Dated:  August 21, 2003


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